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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 13, 2001



                              DELTA AIR LINES, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                   1-5424               58-0218548
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    (State or other jurisdiction      (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)



        Hartsfield Atlanta International Airport, Atlanta, Georgia 30320
        ----------------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600
                                                           --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

Exhibit No.           Description

99.1                  Letter dated March 13, 2001, including Attachment A


Item 9.  Regulation FD Disclosure.

Delta Air Lines, Inc. (Delta) will be providing to certain investors and analysts a letter dated March 13, 2001, which contains information about Delta's expected financial performance for the quarter ending March 31, 2001, and the status of pilot collective bargaining negotiations at Delta and Comair, Inc. The letter is included in this Report on Form 8-K as Exhibit 99.1.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  DELTA AIR LINES, INC.


                              By:    /s/  Edward H. Bastian
                                  ----------------------------------------------
                                  Edward H. Bastian
                                  Senior Vice President - Finance and Controller




Dated: March 13, 2001